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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         ______________________________



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 27, 1997



                       GREEN TREE FINANCIAL CORPORATION
              as originator of Certificates for Home Improvement
                             Loans, Series 1997-A
            ______________________________________________________
            (Exact name of registrant as specified in its charter)



          Delaware                      01-08916                41-1807858
____________________________    ________________________    ___________________
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
_______________________________________________________________________________
                    (Address of principal executive offices)



Registrant's telephone number, including area code:   (612) 293-3400
                                                    __________________



                                 Not Applicable
_______________________________________________________________________________
         (Former name or former address, if changed since last report)


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ITEM 1.  Changes in Control of Registrant.

         Not applicable.


ITEM 2.  Acquisition or Disposition of Assets.

         Not applicable


ITEM 3.  Bankruptcy or Receivership.

         Not applicable


ITEM 4.  Changes in Registrant's Certifying Accounting.

         Not applicable


ITEM 5.  Other Events.

         On March 27, 1997, the Registrant sold approximately $519,394,238 of Certificates for Home Equity and Home Improvement Loans, Series 1997-A, evidencing beneficial ownership interests in a trust consisting of a pool of home equity and home improvement loan agreements and certain related property conveyed by Green Tree Financial Corporation.


ITEM 6.  Resignations of Registrant's Directors.

         Not applicable


ITEM 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable

         (b)  Pro forma financial information.

              Not applicable




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         (c)  Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

              Exhibit No.     Description
              -----------     -----------

                  4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of March 1, 1997, relating to Home Equity and Home Improvement Loan Trust 1997-A



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 2, 1996                    GREEN TREE FINANCIAL CORPORATION
                                        as originator of Home Equity and Home
                                        Improvement Loan Trust 1997-A


                                        By:  /s/  Scott T. Young
                                             ---------------------------------
                                                  Scott T. Young
                                                  Vice President and Controller



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INDEX TO EXHIBITS


Exhibit
Number                                                                     Page
-------------------------------------------------------------------------------

  4.1     Pooling and Servicing Agreement between Green Tree Financial       5
          Corporation, as Seller and Servicer, and First Trust National
          Association, as Trustee, dated as of March 1, 1997, relating to
          Home Equity and Home Improvement Loan Trust 1997-A

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